Property and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Property and Equipment, Net	Property and Equipment, Net
    Property and equipment, net consisted of the following (in thousands):

	December 31,
	2020	2019
Lab equipment	$23,491	$18,214
Office equipment	2,928	2,211
Furniture and fixtures	1,340	1,301
Leasehold improvements	10,629	10,316
Assets under construction	14,321	4,687
Less: accumulated depreciation	(14,663)	(8,565)
Total property and equipment, net	$38,046	$28,164
Depreciation expense recorded for the years ended December 31, 2020 and 2019 was $5.7 million and $4.6 million, the three months ended December 31, 2018 was $0.6 million and, for the year ended September 30, 2018 was $1.7 million, respectively. The increase in assets under construction and lab equipment relates to the build out of manufacturing facilities as we continue scaling our manufacturing operations.